UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-04665
                                   ---------

                     Commonwealth International Series Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

5847 San Felipe, Suite 850      Houston, TX              77057
--------------------------------------------------------------------------------
     (Address of principal executive offices)         (Zip code)


InCap Service Company 630 Fitzwatertown Road "A" Willow Grove, PA  19090-1904
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 888-345-1898
                                                   ---------------

Date of fiscal year end:  10/31/2004
                        --------------

Date of reporting period: 04/30/2004
                         -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.   REPORTS TO SHAREHOLDERS

          The following is a copy of the annual report to shareholders for the period ended April 30, 2004 pursuant to rule 30e-1 under the Investment Company Act of 1940.


                         [LOGO]  COMMONWEALTH INTERNATIONAL SERIES TRUST

         630-A   Fitzwatertown Road, Willow Grove, PA 19090 * 888.345.1898
                 Commonwealth Australia/New Zealand Fund (CNZLX)
                Commonwealth Real Estate Securities Fund (CNREX)
                        Commonwealth Global Fund (CNGLX)
                         Commonwealth Japan Fund (CNJFX)
                            www.commonwealthfunds.com


DEAR SHAREHOLDER:

We are pleased to present this semi-annual report of the Commonwealth International Series Trust for the six months ended April 30, 2004. The Australia/New Zealand Fund's net asset value ("NAV") as of April 30, 2004 is U.S. $14.39 per share compared to U.S. $14.44 per share on October 31, 2003, a decrease of 0.4%. On December 12, 2003 the Australia/New Zealand Fund distributed U.S. $0.212 per share in capital gains distributions and U.S. $0.206 in income distributions. The six month period return for the Australia/New Zealand Fund, with distributions included, is 2.46%. The Japan Fund's NAV on April 30, 2004 is U.S. $3.99 per share compared to U.S. $3.98 per share on October 31, 2003, an increase of 0.25%. The Global Fund's NAV as of April 30, 2004 is U.S. $12.65 per share compared to U.S. $11.99 per share on October 31, 2003, an increase of 5.5%. The Real Estate Securities Fund's NAV as of April 30, 2004 is U.S. $9.08 per share compared to U.S. $10.00 per share on January 5, 2004 (the Fund's inception date), a decrease of 9.20%.

AUSTRALIA/NEW ZEALAND FUND: For the six month period ending April 30, 2004 the New Zealand Exchange 50 Free Float Total Return Index(1) appreciated 16.7% in U.S. Dollar terms and 14.1% in New Zealand Dollar terms. From October 31, 2003 through April 30, 2004 the New Zealand Dollar appreciated 1.9% versus the U.S. Dollar.

New Zealand's Gross Domestic Product (GDP) increased 2.4% in the fourth quarter of 2003 following the above average growth rate of 6.4% in the third quarter. After rising to 5.0% in the first quarter of 2003, the unemployment rate has declined four consecutive quarters to a sixteen year low of 4.3% in the first quarter of 2004. Strong domestic demand coupled with a tightening labor market was cited by the Bank of New Zealand in its decision to raise interest rates 25 basis points to 5.5% at the end of April, the second such increase since the beginning of the year.

The Australian All Ordinaries Index(2) appreciated 8.6% in U.S. Dollar terms and 6.5% in Australian Dollar terms for the six month period ending April 30, 2004. The Australian Dollar continued to appreciate versus the U.S. Dollar on the heels of rising commodity prices and strong growth in the Asia Pacific Region, which advanced the Australian Dollar 1.7% higher versus the U.S. Dollar over the six month period.

Both domestic and foreign demand has been strong for the last year which in turn has supported rising equity prices. Australia's GDP grew at 4% in the fourth quarter of 2003 from the fourth quarter of 2002, while the unemployment rate dropped from 6.2% in April of 2003 to 5.6% in April of 2004. The strong rise in Australia's terms of trade, which has boosted national income in recent years, owes much to China's huge appetite for resources. We expect growth in Australia to peak mid-2004 given the economy is already operating above capacity and signs that domestic wage and inflationary pressures are building. Tax cuts and fiscal stimulus equivalent to 1% of GDP in 2004-05 will provide a partial offset to a slowdown in interest rate sensitive sectors.

GLOBAL FUND: The MSCI World Index(3) increased 8.7% in U.S. Dollar terms for the six month period ending April 30, 2004. The yield on the U.S. 10 Year Treasury increased from 4.29% on October 31, 2003 to 4.51% on April 30, 2004 as investors speculated that the period of record low interest rates may be coming to an end. Over the six month period ending April 30, 2004, the MSCI EAFE Index(4) outperformed the MSCI World Index3 appreciating 11.1% and 8.7% for the MSCI World Index(3).

Despite the global interest rate tightening cycle having commenced and the period of most rapid acceleration of U.S. growth likely behind us, we remain optimistic over global growth prospects in 2004. U.S. economic momentum is expected to slow once the temporary support factors (mortgage refinancing and fiscal stimulus from tax cuts) wear off. These forces are partially offset by recovering profits, an improving labor market and nascent capital expenditure recovery. Europe's ability to achieve above-consensus GDP growth of 2.0% in 2004 reflects the improvement in the private sector's finances, and a pro-growth stance by the European Central Bank, paving the way for stronger domestic demand growth.

JAPAN FUND: The TOPIX, also known as the Tokyo Price Index(5), increased 13.9% in U.S. Dollar terms and 14.2% in Japanese Yen terms for the six month period ending April 30, 2004. The Other Finance and Banking Index were the best performing industry sectors over the six month period led by improving disposal of non-performing loans and improved capital ratios among the major financial institutions. The Japanese Yen depreciated 0.5% versus the U.S. Dollar over the last six months as the Japanese Government continued its policy of currency intervention in an effort to curb the advance of the Yen against its major trading partners.

First quarter real GDP rose by 5.6% in the first quarter of 2004; Real GDP has now expanded for eight consecutive quarters, and is now above the 2% rate we consider trend growth. By demand component, all categories of private demand recorded increases. In addition, nominal GDP was up by 3.2%, the fourth straight quarter on quarter increase. Consumption rose by 1.0% in real terms, and capital investment was up by 2.4%. The economy showed greater than expected growth in the first quarter, and we do not expect it to start receding at a rapid pace. However, the economic recovery will not continue forever. In March, the economy entered its 26th month of recovery, about two-thirds of the average duration of previous recoveries, and exceeding the 21 months marked by the previous recovery.

REAL ESTATE FUND: The Commonwealth Real Estate Securities Fund finishes its first four months of operation in April, a month seeing major declines in REIT stocks and producing negative returns for 2004 for the REIT sector. The NAREIT Equity REIT Index(6) declined 14.6% in April 2004. Equity REITs (real estate investment trusts) have generated solid returns for investors over the past several years, on both a price-only and total return basis. April 2004 bore witness to the first signs of weakness in REIT share prices in some time. A stronger than anticipated jobs report in March resulted in speculation of upward interest rate movements. During the month of April, the 10-year Treasury interest rate increased 63 basis points. REIT prices were affected negatively as we believe primarily non-dedicated REIT investors took profits.

While many investors believe there is a direct negative correlation between REIT fundamental performance and interest rates (i.e., as interest rates move up, REIT fundamentals deteriorate), historically this has not proven true. Share price is much more sensitive to interest rate changes than operating fundamentals. A Rising interest rate environment will negatively affect income of REITs with substantial variable rate debt on the balance sheets. Higher interest rates will generally be offset by increased rents when the economy is performing better and rising interest rates typically coincide with an improving economy. Many REITs limit the use of variable rate debt.

We founded the Fund to provide investors with exposure to the real estate sector, not just REITs, which is why we invest in securities of Real Estate Industry Companies (i.e., those whose fortunes are impacted by the real estate market which may include REITs, real estate development companies, real estate management companies, building supply companies, timber companies and other publicly-traded companies involved in real estate related activities and industries).

We also thought owners of our Fund would like to know just how a REIT common stock may differ from other equity securities. REITs are a creature of federal tax law, established in 1960 to allow the earnings to be taxed only once at the shareholder level. To enjoy this benefit, a REIT must distribute at least 90% of its taxable income (not Financial GAAP income) each year. If all taxable income is distributed, then double taxation is eliminated. This is one reason REITs tend to pay higher dividends than the stock market as a whole. The REIT must also base its activities on long term real estate related activities as opposed to short term trading (more information on REITs may be obtained at www.nareit.com).

WHO IS THE ADVISER?

The Funds' investment adviser is FCA Corp. FCA is a fee-based financial planning and investment counseling firm located at 5847 San Felipe, Suite 850, Houston, Texas 77057. FCA and its predecessors have been in business since 1975.

WHY DO OUR FUNDS INCLUDE FOREIGN COMPANIES?

We believe a portfolio containing foreign securities offers an investor better diversity and less correlation versus a solely U.S. equity portfolio. In general, we think that investors should look at international investing not only for diversification, but because there really is no reason for investors to limit themselves to the U.S. stock market. A well diversified investment portfolio includes an allocation to international as well as domestic markets because investing outside the U.S. provides the traditional benefits of diversification--the potential to diminish risk and achieve more consistent long-term performance. It also offers exposure to many of the world's leading companies and fastest-growing economies.

WHAT ARE ADRs AND HOW DO WE USE THEM?

"Depositary Receipts, also known as ADRs is a negotiable certificate that represents a foreign company's U.S. publicly traded equity. Depositary Receipts are created when a broker purchases the company's shares on the home market and delivers them to the depositary's custodian bank, which then instructs the depositary bank to issue Depositary Receipts. Depositary Receipts may trade freely, just like any other security, either on an exchange or in the over-the-counter market." (for more information on ADRs visit the Bank of New York's website, www.adrbny.com)

Because Depositary Receipts (ADRs) trade on U.S. exchanges, the Fund's may purchase an ADR, as opposed to the ordinary shares, thus avoiding additional foreign custodial expenses. In addition, ADRs traded in the U.S. are denominated in U.S. Dollars, thus eliminating the need to convert U.S. Dollars into foreign currency. When feasible and given proper liquidity in the security, the Funds will generally purchase ADRs instead of foreign shares.

Although ADRs are U.S. denominated securities, the value of the underlying security (ordinary shares) as well as fluctuations in foreign currency rates, will have a material effect on the value of the ADR. Generally, there are not ADRs available on most foreign equities.

(1) The New Zealand Exchange Limited 50 Free Float Total Return Index is a modified market capitalization weighted index. The index consists of the top 50 companies by free float adjusted market capitalization that is listed on the New Zealand Exchange Limited.

(2) The Australian All Ordinaries Index is a cap-weighted index. The index is made up of the largest 500 companies as measured by market cap that are listed on the Australian Stock Exchange. The index was developed with a base value of 500 as of 1979.

(3) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

(4) The MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks from Europe, Australiasia, and the Far East.

(5) The TOPIX, also known as the Tokyo Price Index, is a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The index is supplemented by the sub-indices of the 33 industry sectors and developed with a base index value of 100 as of January 4, 1968. The index calculation excludes temporary issues and preferred stocks.

(6) The National Association Of Real Estate Investment Trusts (NAREIT) Index, includes both price and income returns of all publicly traded REITs (Equity, Mortgage and Hybrid). The index began on December 31, 1971 with a base value of 100.


FUND PORTFOLIO TURNOVER

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Each Fund generally invests in securities with the view to hold them long-term. While constantly monitored, the portfolio's securities are evaluated on their long-term prospects and depending upon the market, economic, and political environment, the Fund may experience higher or lower turnover ratios in certain years as the portfolio is rebalanced to take advantage of long-term opportunities.

SHARE TURNOVER

Share turnover in the Australia/New Zealand Fund and the Japan Fund are relatively large compared to the size of the Funds due to certain investors who may trade through numerous brokerages and purchase and redeem Fund shares on a more frequent basis. The Commonwealth International Series Trust Board of Trustees has been advised of this and continues to closely monitor such trades. In this regard, the Funds' Advisor and Administrator have been directed to monitor and report to the Board the extent to which such trading occurs. In addition, steps have been taken to help minimize any potential adverse effect on Fund shareholders that include: real time notification of purchases and redemptions from the two brokerage platforms where most of the activity is occurring and the Funds' use of American Depositary Receipts and other U.S. traded securities.

EXPENSE RATIOS AND HOW THEY IMPACTED FUND PERFORMANCE.

The operating expense ratio of the Funds investing overseas can be expected to be higher than that of an investment company investing exclusively in securities of United States issuers since the expenses to the Funds (such as custodial, currency exchange, valuation and communications costs) usually are higher.

As with every mutual fund, size has a direct impact on the expense ratio. Typically, larger funds can have smaller expense ratios as there is more of an opportunity to spread out among a greater number of shareholders the many semi-fixed costs necessary to operate a mutual fund in our current legal and economic environment. This can be evidenced by the Commonwealth's own Australia/New Zealand Fund which went from assets of $4.534 million and an expense ratio of 5.74% on 10/31/01 to assets of $23.920 million and an expense ratio of 1.87% on 4/30/04.

Details of Fund turnover and expenses are included with the accompanying financial statements.

ADMINISTRATIVE FEE ARRANGEMENTS

Each Fund pays FCA Corp., as the Advisor, 0.75% per annum of its total net asset value, excluding the asset value of one Fund in another Fund of the complex. InCap Service Company ("InCap"), the Administrator, supervises all aspects of the Funds' operations other than the management of its investments and is paid by each Fund for those services. InCap is not related to the Advisor.

Each Fund bears the cost of its accounting services, performed by InCap, which includes maintaining their financial books and records and calculating their daily net asset value. Each Fund also pays transfer agency fees, custodial fees, legal and auditing fees, the costs of reports to stockholders and the Securities and Exchange Commission, fees under the Service and Distribution Plan and all other ordinary expenses not specifically borne by the Administrator.

CLOSING: We thank you for your support of the Commonwealth International Series Trust and your continued interest. We truly value our investors and if you have questions please feel free to contact us.


/s/ Robert W. Scharar                       /s/ Wesley R. Yuhnke
----------------------                      ----------------------
Robert W. Scharar                           Wesley R. Yuhnke
President and Portfolio Manager             Assistant Portfolio Manager
Commonwealth International Series           Commonwealth International Series


This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus which may be obtained at www.commonwealthfunds.com

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                   SHARES           VALUE
                                                                                   ------           -----
AUSTRALIA (29.85%)

COMMON STOCK (23.81%)

ADVERTISING (1.00%)
STW Communications Group, Ltd.                                                     100,000      $    238,319
                                                                                                ------------

AIRLINES (1.67%)
Qantas Airways, Ltd.                                                               165,000           399,184
                                                                                                ------------

BANKS (1.72%)
Australia and New Zealand Banking Group, Ltd. - ADR                                  6,100           412,055
                                                                                                ------------

BEVERAGES (1.66%)
Coco-Cola Amatil, Ltd.                                                              80,000           398,065
                                                                                                ------------

BUILDING (3.76%)
James Hardie Industries NV                                                          85,000           411,280
Rinker Group, Ltd.                                                                  95,000           488,481
                                                                                                ------------
                                                                                                     899,761
                                                                                                ------------

FINANCIAL SERVICES (1.83%)
Perpetual Trustees Australia, Ltd.                                                  14,800           438,218
                                                                                                ------------

INSURANCE (1.76%)
QBE Insurance Group                                                                 50,000           420,669
                                                                                                ------------

MINING AND BUILDING MATERIALS (5.28%)
Alumina, Ltd.                                                                       94,000           344,176
BHP Billiton, Ltd. - ADR                                                            10,000           164,100
Oxiana, Ltd. *                                                                     600,000           355,312
Rio Tinto, Ltd.                                                                     17,000           399,372
                                                                                                ------------
                                                                                                   1,262,960
                                                                                                ------------

MULTIMEDIA (1.84%)
Publishing & Broadcasting, Ltd.                                                     50,000           439,806
                                                                                                ------------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                   SHARES           VALUE
                                                                                   ------           -----
OIL & GAS (1.72%)
Origin Energy, Ltd.                                                                100,000      $    411,641
                                                                                                ------------

TRANSPORT SERVICES (1.57%)
Toll Holdings, Ltd.                                                                 50,000           375,171
                                                                                                ------------

TOTAL  COMMON STOCK (COST $4,541,911)                                                              5,695,849
                                                                                                ------------

BONDS (6.04%)                                                                    PRINCIPAL
                                                                                 ---------

Australian Government, 9.00%, due 09/15/04 +                                     1,000,000           731,617
Nestle Australia, 4.75%, due 11/21/05 +                                          1,000,000           713,842
                                                                                                ------------
TOTAL BONDS (COST $1,492,045)                                                                      1,445,459
                                                                                                ------------

TOTAL AUSTRALIA (COST $6,033,956)                                                                  7,141,308
                                                                                                ------------

NEW ZEALAND (93.07%)

COMMON STOCK (54.05%)                                                              SHARES
                                                                                   ------
AGRICULTURE (5.19%)
Allied Farmers, Ltd.                                                                93,307            92,216
Pyne Gould Guiness, Ltd.                                                           539,789           516,593
Williams & Kettle, Ltd.                                                            375,000           633,327
                                                                                                ------------
                                                                                                   1,242,136
                                                                                                ------------

AIRPORT DEVELOPMENT (1.82%)
Auckland International Airport, Ltd.                                               102,400           434,913
                                                                                                ------------

APPLIANCES (4.95%)
Fisher & Paykel Appliances Holdings, Ltd.                                          329,596           979,284
Scott Technology, Ltd.                                                             101,246           205,822
                                                                                                ------------
                                                                                                   1,185,106
                                                                                                ------------

AUTOMOBILE MANUFACTURERS (1.43%)
Colonial Motor Co., Ltd.                                                           180,000           343,404
                                                                                                ------------

CHEMICALS (1.42%)
Nuplex Industries, Ltd.                                                            111,355           339,909
                                                                                                ------------

COMPUTER SERVICES (0.83%)
Renaissance Corp., Ltd.                                                            451,434           197,663
                                                                                                ------------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                   SHARES           VALUE
                                                                                   ------           -----
DIVERSIFIED HOLDINGS (1.54%)
Hellaby Holdings, Ltd.                                                             116,640      $    368,444
                                                                                                ------------

ELECTRICAL SERVICES (5.09%)
Contact Energy, Ltd.                                                               168,700           612,035
Powerco, Ltd.                                                                      450,000           605,179
                                                                                                ------------
                                                                                                   1,217,214
                                                                                                ------------

FINANCIAL SERVICES (0.81%)
Hallenstein Glasson Holdings, Ltd.                                                 100,000           194,533
                                                                                                ------------

FOREST AND PAPER PRODUCTS (0.52%)
Evergreen Forests, Ltd. *                                                          448,500           123,438
                                                                                                ------------

HEALTHCARE (6.11%)
Calan Healthcare Properties Trust                                                  883,445           497,342
Fisher & Paykel Healthcare Corp.                                                    40,639           330,460
Ryman Healthcare, Ltd.                                                             250,000           358,104
Taylors Group, Ltd.                                                                 54,050            89,931
Wakefield Hospital, Ltd.                                                           125,995           185,206
                                                                                                ------------
                                                                                                   1,461,043
                                                                                                ------------
INSURANCE (0.94%)
AXA Asia Pacific Holdings, Ltd.                                                    100,000           225,183
                                                                                                ------------

MANUFACTURING (1.00%)
Skellmax Industries                                                                300,000           238,319
                                                                                                ------------

PORTS (10.05%)
Northland Port Corp. NZ, Ltd.                                                      302,300           523,782
Port of Tauranga, Ltd.                                                             175,000           535,279
Ports of Auckland, Ltd.                                                            158,392           726,223
South Port New Zealand, Ltd.                                                       721,770           618,518
                                                                                                ------------
                                                                                                   2,403,802
                                                                                                ------------

REAL ESTATE (1.51%)
Kiwi Income Property Trust                                                         282,413           187,251
Urbus Properties, Ltd.                                                             300,000           174,517
                                                                                                ------------
                                                                                                     361,768
                                                                                                ------------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                   SHARES           VALUE
                                                                                   ------           -----
RENTAL EQUIPMENT (0.66%)
Hirequip New Zealand, Ltd.                                                         250,000      $    157,941
                                                                                                ------------

RESTAURANTS (1.21%)
Restaurant Brands New Zealand, Ltd.                                                337,386           289,122
                                                                                                ------------

STEEL (1.44%)
Steel and Tube Holding, Ltd.                                                       140,000           344,155
                                                                                                ------------

TRANSPORT SERVICES (4.21%)
Freightways, Ltd.                                                                  150,000           215,800
Mainfreight, Ltd.                                                                  665,375           790,775
                                                                                                ------------
                                                                                                   1,006,575
                                                                                                ------------

WASTE MANAGEMENT (3.32%)
Waste Management NZ, Ltd.                                                          282,154           794,203
                                                                                                ------------

TOTAL COMMON STOCK (COST $8,928,345)                                                              12,928,871
                                                                                                ------------

BONDS (31.94%)                                                                   PRINCIPAL
                                                                                 ---------

ANZ Banking Corp., Ltd., 7.04%, due 07/23/12 #                                     300,000           194,764
Coca-Cola Amatil, Ltd., 8.00%, due 06/15/05 #                                      500,000           318,612
Evergreen Forests, Ltd., zero coupon, due 03/19/09 #                               103,051            82,508
Fletcher Building, 8.60%, due 03/15/08 #                                           775,000           511,431
Fonterra Cooperative Group, Ltd. Perpetual Notes, 7.48%, due 11/10/50 #            400,000           266,466
Global Corporate Credit, Ltd., Credit Linked Notes, 7.20%, due 12/30/08 #          400,000           250,453
Global Market, Ltd., GEM Linked Notes, zero coupon, due 01/18/08                 3,200,000         2,181,773
GPG Finance, 8.70%, due 12/15/08 #                                               1,500,000           997,185
H.J. Heinz Co., Ltd., 6.85%, due 02/15/05 #                                      1,500,000           941,968
TCNZ Finance Ltd., 7.50%, due 09/15/06 #                                           500,000           323,951
Urbus Properties, Ltd. Convertible Notes, 9.25%, due 03/10/07 #                    563,325           320,652
Westpac Banking Corp. NZ, Ltd., 5.50%, due 12/06/04 #                            1,250,000           779,876
Westpac Banking Corp. NZ, Ltd., 6.25%, due 10/24/05 #                              750,000           469,643
                                                                                                ------------
TOTAL BONDS (COST $6,642,879)                                                                      7,639,282
                                                                                                ------------

                                                                                   SHARES
INVESTMENT COMPANIES (5.65%)                                                       ------
Infratil, Ltd.                                                                     277,729           526,377
New Zealand Investment Trust Plc                                                   220,169           826,305
                                                                                                ------------
TOTAL INVESTMENT COMPANIES (COST $1,001,224)                                                       1,352,682
                                                                                                ------------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                   SHARES           VALUE
                                                                                   ------           -----
SHORT TERM INVESTMENTS (1.43%)
Forsyth Barr Money Market # (Cost $354,753)                                        546,468      $    341,820
                                                                                                ------------

TOTAL NEW ZEALAND (COST $16,927,201)                                                              22,262,655
                                                                                                ------------


      TOTAL INVESTMENTS (COST $22,961,157) (122.92%)                                            $ 29,403,963
      LIABILITIES IN EXCESS OF OTHER ASSETS, NET (-22.92%)                                        (5,483,131)
                                                                                                ------------
      NET ASSETS -- (100.00%)                                                                   $ 23,920,832
                                                                                                ============

*  Non-income producing investment
# Principal amount shown is in New Zealand Dollars; Value shown is in U.S. Dollars.
+  Principal amount shown is in Australian Dollars; Value shown is in U.S.
   Dollars.

ADR  American Depository Receipt

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - APRIL 30,2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   SHARES           VALUE
                                                                   ------           -----
COMMON STOCK (135.12%)

AIRLINES (1.34%)
All Nippon Airways Co., Ltd.                                       22,000      $    66,784
                                                                               -----------


AUTOMOBILE MANUFACTURERS (9.36%)
Fuji Heavy Industries Ltd.                                         15,000           72,176
Honda Motor Co., Ltd.                                               6,200          124,930
Nissan Motor Co., Ltd.                                              5,200          113,880
Toyota Motor Corp.                                                  2,100          153,741
                                                                               -----------
                                                                                   464,727
                                                                               -----------

AUTOMOBILE PARTS AND EQUIPMENT (6.97%)
Bridgestone Corp.                                                   2,750           93,100
Calsonic Kansei Corp.                                               7,000           54,932
NGK Spark Plug Co., Ltd.                                           12,000          111,023
Sumitomo Rubber Industries, Inc.                                   10,000           86,992
                                                                               -----------
                                                                                   346,047
                                                                               -----------

BANKS (5.36%)
Mitsubishi Tokyo Financial Group, Inc.                             16,000          142,400
UFJ Holdings, Inc.                                                     20          123,782
                                                                               -----------
                                                                                   266,182
                                                                               -----------

BUILDING MATERIALS (0.85%)
Sanyo Industries, Ltd.                                             16,000           42,336
                                                                               -----------

CHEMICALS (3.35%)
JSR Corp.                                                           3,000           63,205
Kansai Paint Co., Ltd.                                             12,000           65,788
Nissan Chemical Industries, Ltd.                                    5,000           37,470
                                                                               -----------
                                                                                   166,463
                                                                               -----------

COMMERICAL SERVICES (1.99%)
Tosho Printing Co Ltd.                                             30,000           98,682
                                                                               -----------

COMPUTERS (1.41%)
TDK Corp.                                                           1,000           69,950
                                                                               -----------

COSMETICS (2.38%)
Uni-Charm Corp.                                                     2,500          118,255
                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - APRIL 30,2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   SHARES           VALUE
                                                                   ------           -----
DISTRIBUTION  WHOLESALE (4.58%)
Marubeni Corp.                                                     45,000      $   113,361
Mitsubishi Corp.                                                   12,000          114,395
                                                                               -----------
                                                                                   227,756
                                                                               -----------

DIVERSIFIED FINANCIAL SERVICES (1.67%)
Daiwa Securities Group, Inc.                                       11,000           82,733
                                                                               -----------

ELECTRIC AND POWER (5.12%)
Hokkaido Electric Power Co., Inc.                                   6,000           98,627
Tohoku Electric Power Co., Inc.                                     9,700          155,844
                                                                               -----------
                                                                                   254,471
                                                                               -----------

ELECTRICAL COMPONENTS AND EQUIPMENT (6.72%)
FANUC, Ltd.                                                         2,000          122,514
Mitsubishi Electric Corp.                                          12,000           60,677
Stanley Electric Co., Ltd.                                          5,000           94,468
Ushio, Inc.                                                         3,000           56,001
                                                                               -----------
                                                                                   333,660
                                                                               -----------

ELECTRONICS (5.24%)
Advantest Corp.                                                     2,400           45,312
Keyence Corp.                                                         500          120,067
Yokogawa Electric Corp.                                             7,000           95,084
                                                                               -----------
                                                                                   260,463
                                                                               -----------

ENGINEERING AND CONSTRUCTION (0.71%)
Nishimatsu Construction Co., Ltd.                                  10,000           35,250
                                                                               -----------

FOOD (2.83%)
Ajinomoto Co., Inc.                                                 1,200          140,383
                                                                               -----------

GAS DISTRIBUTION (2.33%)
Toho Gas Co., Ltd.                                                 35,000          115,763
                                                                               -----------

HAND/MACHINE TOOLS (5.41%)
Meidensha Corp.                                                    38,000           90,562
Nidec Corp.                                                         4,400          121,000
SMC Corp.                                                             500           57,315
                                                                               -----------
                                                                                   268,877
                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - APRIL 30,2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   SHARES           VALUE
                                                                   ------           -----
HEALTHCARE PRODUCTS. (3.82%)
Hoya Corp.                                                            600      $    64,918
Nakanishi, Inc.                                                     2,000          125,051
                                                                               -----------
                                                                                   189,969
                                                                               -----------
HOME BUILDERS (0.88%)
Haseko Corp.                                                       15,000           43,632
                                                                               -----------

HOME FURNISHINGS (4.50%)
Alpine Electronics Inc.                                             8,000          109,175
Pioneer Corp.                                                       4,000          114,600
                                                                               -----------
                                                                                   223,775
                                                                               -----------

HOUSEWARES (1.08%)
Toto, Ltd.                                                          5,000           53,464
                                                                               -----------

INSURANCE (4.74%)
Millea Holdings, Inc.                                               3,310          235,642
                                                                               -----------

INTERNET (3.03%)
eAccess, Ltd. *                                                        10           50,927
Softbank Corp.                                                      2,200           99,678
                                                                               -----------
                                                                                   150,605
                                                                               -----------

IRON/STEEL PRODUCERS (6.72%)
JFE Holdings, Inc.                                                  9,000          201,849
Nippon Steel Corp.                                                 63,000          131,874
                                                                               -----------
                                                                                   333,723
                                                                               -----------

LEISURE AND RECREATION (2.25%)
Sankyo Co., Ltd.                                                    3,000          112,002
                                                                               -----------

OFFICE EQUIPMENT& SUPPLIES (4.94%)
Canon, Inc.                                                         2,700          141,237
Ricoh Co., Ltd.                                                       500           49,375
Teraoka Seisakusho Co., Ltd.                                        5,000           54,732
                                                                               -----------
                                                                                   245,344
                                                                               -----------

PHARMACEUTICALS (7.50%)
Chugai Pharmaceutical Co., Ltd.                                     8,500          128,630
Sawai Pharmaceutical Co., Ltd.                                      4,300          163,264
Takeda Chemical Industries , Ltd.                                   2,000           80,649
                                                                               -----------
                                                                                   372,543
                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - APRIL 30,2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   SHARES           VALUE
                                                                   ------           -----
PHOTO EQUIPMENT (1.09%)
Fuji Photo Film Co., Ltd.                                           1,700      $    54,230
                                                                               -----------

REAL ESTATE (3.39%)
Sumitomo Realty & Development Co., Ltd.                            15,000          168,411
                                                                               -----------

RETAIL (6.91%)
EDION Corp.                                                         5,000           55,050
Ito-Yokado Co., Ltd.                                                2,000           83,186
Seven-Eleven Japan Co., Ltd.                                        3,000          101,944
Yamada Denki Co., Ltd.                                              3,000          103,031
                                                                               -----------
                                                                                   343,211
                                                                               -----------

TEXTILES (2.11%)
Ichikawa Co., Ltd.                                                 35,000          104,662
                                                                               -----------

TRANSPORTATION (14.54%)
East Japan Railway Co.                                                 23          117,548
Hankyu Corp.                                                       22,000           84,727
Keihin Electric Express Railway Co., Ltd.                          13,000           78,691
Keio Electric Railway Co., Ltd.                                    18,000          100,802
Mitsui OSK Lines, Ltd.                                             14,000           61,275
Nippon Yusen Kabushiki Kaisha                                      15,000           61,030
Tobu Railway Co., Ltd.                                             18,000           77,151
Tokyu Corp.                                                        10,000           49,930
Yamato Transport Co., Ltd.                                          6,000           91,178
                                                                               -----------
                                                                                   722,332
                                                                               -----------

TOTAL COMMON STOCK (COST $5,798,262)                                             6,712,327
                                                                               -----------

INVESTMENT COMPANIES (14.21%)
Japan Equity Fund, Inc. *                                          43,100          292,649
Japan Smaller Capitalization Fund, Inc. *                          20,000          250,400
Morgan Stanley Asia Pacific Fund, Inc.                             15,000          162,750
                                                                               -----------
TOTAL INVESTMENT COMPANIES (COST $575,053)                                         705,799
                                                                               -----------

     TOTAL INVESTMENTS (Cost $6,373,315) (149.33%)                             $ 7,418,126
     LIABILITIES IN EXCESS OF OTHER ASSETS, NET (-49.33%)                       (2,450,374)
                                                                               -----------
     NET ASSETS (100%)                                                         $ 4,967,752
                                                                               ===========

* Non-Income producing investment.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      SHARES       VALUE
                                                                      ------       -----
COMMON STOCK (77.16%)

BRAZIL (1.09%)
Cia Vale do Rio Doce                                                   2,800   $   127,400
                                                                               -----------

CANADA (1.61%)
Biovail Corp. # *                                                      2,000        38,000
Vitran Corp., Inc.*                                                   10,000       149,000
                                                                               -----------
                                                                                   187,000
                                                                               -----------

FRANCE (2.82%)
BNP Paribas - ADR                                                      5,000       150,144
Lafarge SA - ADR                                                       5,000       104,300
Total SA - ADR                                                           800        73,696
                                                                               -----------
                                                                                   328,140
                                                                               -----------

GERMANY (1.46%)
Bayer AG - ADR                                                         3,600        95,904
SAP AG - ADR                                                           2,000        74,560
                                                                               -----------
                                                                                   170,464
                                                                               -----------

GREAT BRITAIN (9.42%)
Anglo American Plc - ADR                                               6,500       132,405
British Airways Plc - ADR*                                             2,800       141,764
GlaxoSmithKline Plc - ADR                                              3,000       126,000
Intercontinental Hotels Group Plc - ADR                               12,979       123,690
Lloyds TSB Group Plc - ADR                                             4,000       122,320
Mitchells & Butlers Plc - ADR                                         19,175        89,356
National Grid Transco Plc - ADR                                        3,500       134,365
Rio Tinto Plc - ADR                                                    1,500       134,400
Tate & Lyle Plc - ADR                                                  2,000        43,128
Vodafone Group Plc - ADR #                                             2,000        49,080
                                                                               -----------
                                                                                 1,096,508
                                                                               -----------

HONG  KONG (0.78)%
Cathay Pacific Airways, Ltd. ADR                                      10,000        90,707
                                                                               -----------

INDIA (3.50%)
ICICI Bank, Ltd. - ADR                                                13,000       201,500
Infosys Technologies, Ltd. - ADR                                       1,700       137,649
Satyam Computer Services, Ltd. - ADR                                   3,500        67,970
                                                                               -----------
                                                                                   407,119
                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      SHARES       VALUE
                                                                      ------       -----
ITALY (1.39%)
Natuzzi SpA - ADR                                                     10,000   $   108,600
Telecom Italia SpA - ADR                                               1,650        52,850
                                                                               -----------
                                                                                   161,450
                                                                               -----------

MEXICO (0.70%)
America Movil SA de CV - ADR                                           2,400        81,120
                                                                               -----------

NETHERLANDS (1.94%)
ING Groep NV - ADR                                                     4,534        96,211
Royal Dutch Petroleum Co. - ADR                                        1,300        63,258
Unilever NV - ADR                                                      1,000        65,930
                                                                               -----------
                                                                                   225,399
                                                                               -----------

PORTUGAL (0.42%)
Portugal Telecom SGPS SA - ADR                                         4,500        48,735
                                                                               -----------

SOUTH  AFRICA (0.89%)
AngloGold Ashanti, Ltd. - ADR                                          3,300       103,686
                                                                               -----------

SPAIN (1.68%)
Endesa SA - ADR                                                        5,000        91,700
Repsol YPF SA - ADR                                                    5,000       104,400
                                                                               -----------
                                                                                   196,100
                                                                               -----------

SWITZERLAND (1.40%)
Nestle SA - ADR                                                          900        56,918
UBS AG                                                                 1,500       106,200
                                                                               -----------
                                                                                   163,118
                                                                               -----------

UNITED STATES (48.06%)
Activision, Inc.*                                                     13,762       207,256
AGCO Corp.*                                                            7,500       144,375
BJ's Wholesale Club, Inc.*                                             5,075       122,967
Compass Bancshares, Inc.                                               2,650       101,654
Conmed Corp.*                                                          5,720       141,169
Continental Airlines, Inc.*                                           10,000       106,600
Cooper Cos., Inc.                                                      2,600       140,400
Copart, Inc.*                                                         10,200       193,392
Dentsply International , Inc.                                          3,350       162,341
DST Systems, Inc.*                                                     3,885       171,523
Greenpoint Financial Corp.                                             1,315        51,285
Headwaters, Inc.*                                                      7,000       160,930

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      SHARES       VALUE
                                                                      ------       -----
Independence Community Bank Corp.                                      3,000   $   109,290
Imation Corp.                                                          5,000       194,850
International Rectifier Corp.*                                         2,500        99,100
Interstate Bakeries                                                    7,100        80,230
Investment Technology Group, Inc.*                                     7,600       108,908
Lubrizol Corp.                                                         5,055       160,749
Manpower, Inc.                                                         3,050       143,045
McCormick & Co., Inc.                                                  3,265       111,532
Merrill Lynch & Co., Inc.*                                            10,000       117,200
Metris Cos., Inc.*                                                    13,000        91,000
Michaels Stores, Inc.                                                  1,550        77,547
Microchip Technology, Inc.                                             3,455        96,809
Nautilus Group, Inc.                                                   7,500       120,600
NCO Group, Inc.*                                                       4,350        98,745
New York Community Bancorp, Inc.                                       6,017       150,846
Norfolk Southern Corp.                                                 5,000       119,100
Pec Solutions, Inc.*                                                   7,700        89,166
Pentair, Inc.                                                          3,880       231,209
Pinnacle Entertainment, Inc.*                                         14,700       167,874
PMI Group, Inc.                                                        3,200       137,696
Quanex Corp.                                                           3,550       144,840
Sandisk Corp. #*                                                       5,000       115,550
SCANA Corp.                                                            3,075       105,780
Six Flags, Inc.*                                                      13,900       103,277
Smith International, Inc.*                                             2,245       122,914
Sovereign Bancorp, Inc.                                                5,425       108,391
SPX Corp.                                                              3,405       151,012
Stein Mart, Inc.*                                                     18,300       232,776
Tecumseh Products Co.*                                                 2,300        89,401
Thoratec Corp.*                                                        9,000       122,490
Varco International, Inc.*                                             4,345        89,898
                                                                               -----------
                                                                                 5,595,717
                                                                               -----------


TOTAL COMMON STOCK (COST $7,444,831)                                             8,982,663
                                                                               -----------

INVESTMENT COMPANIES (14.82%)
Commonwealth Australia/New Zealand Fund                               31,455       452,635
Commonwealth Japan Fund                                               36,589       145,990
Europe Fund, Inc.                                                     12,000       113,280
iShares MSCI Emerging Markets Index Fund                               1,400       221,620
iShares MSCI EMU Index Fund                                            1,600        94,960

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      SHARES       VALUE
                                                                      ------       -----
iShares MSCI Japan  Index Fund                                        15,000   $   152,100
iShares MSCI United Kingdom Index Fund                                 6,800       106,012
iShares S&P Latin America 40 Index Fund                                1,500        83,970
iShares S&P Small Cap 600/BARRA Growth Index Fund                      1,500       136,020
Latin America Discovery Fund, Inc.                                     9,000       110,880
Morgan Staney Asia Pacific Fund, Inc.                                 10,000       108,500
                                                                               -----------
TOTAL INVESTMENT COMPANIES (COST $1,653,020)                                     1,725,967
                                                                               -----------

                                                                    PRINCIPAL
                                                                    ---------
MISCELLANEOUS BONDS (1.00%)
Household Finance Corp., 8.00%, 08/01/04                              40,000        40,637
Union Carbide Corp., 6.79%, 06/01/25                                  75,000        75,656
                                                                               -----------
TOTAL MISCELLANEOUS BONDS (COST $118,114)                                          116,293
                                                                               -----------

                                                                      SHARES
                                                                      ------
PREFERRED STOCK (0.88%)
Corporate Office Properties Trust SBI MD                               1,000        26,700
Equity Office Properties Trust                                         1,000        49,375
Lasalle Hotel Properties                                               1,000        26,950
                                                                               -----------
TOTAL PREFERRED STOCK (COST $100,490)                                              103,025
                                                                               -----------

                                                                    PRINCIPAL
                                                                    ---------
SHORT TERM INVESTMENTS (5.38%)
Fifth Third Institutional Government Money Market Fund, 0.84**       556,110       556,110
Fifth Third U.S. Treasury Money Market Fund, 0.77%**                  70,022        70,022
                                                                               -----------
TOTAL SHORT TERM INVESTMENTS (COST $626,132)                                       626,132
                                                                               -----------


     TOTAL INVESTMENTS (Cost $9,942,587) (99.24%)                              $11,554,080
     OTHER ASSETS IN EXCESS OF LIABILITIES, NET (0.76%)                             88,153
                                                                               -----------
     NET ASSETS (100%)                                                         $11,642,233
                                                                               ===========

#  Call options have been written by the Fund against these positions. (Note 7)
*  Non-income producing investment
** Rate shown represents the rate at April 30, 2004, is subject to change and resets daily.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                        COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                       SHARES        VALUE
                                                                                       ------        -----
COMMON STOCK (52.85%)

BUILDING MATERIALS (1.52%)
CRH Plc                                                                                   500     $   10,925
Universal Forest Products, Inc.                                                         1,800         48,762
                                                                                                  ----------
                                                                                                      59,687
                                                                                                  ----------

FINANCIAL SERVICES (1.22%)
Friedman Billings Ramsey Group, Inc.                                                    2,600         48,100
                                                                                                  ----------

REAL ESTATE INVESTMENT TRUSTS-APARTMENTS (1.51%)
Camden Property Trust                                                                   1,400         59,248
                                                                                                  ----------

REAL ESTATE INVESTMENT TRUSTS -DIVERSIFIED (5.64%)
Keystone Property Trust                                                                 2,800         56,952
U.S. Restaurant Properties, Inc.                                                        3,500         55,860
Washington Real Estate Investment Trust                                                 4,000        108,800
                                                                                                  ----------
                                                                                                     221,612
                                                                                                  ----------

REAL ESTATE INVESTMENT TRUSTS-HEALTH CARE (1.29%)
Senior Housing Properties Trust                                                         3,400         50,830
                                                                                                  ----------

REAL ESTATE INVESTMENT TRUSTS-HOTELS (10.70%)
Equity Inns, Inc.                                                                      11,000         90,200
Highland Hospitality Corp. *                                                            9,800        104,076
Host Marriott Corp. *                                                                   9,800        116,620
Winston Hotels, Inc.                                                                   11,900        109,599
                                                                                                  ----------
                                                                                                     420,495
                                                                                                  ----------

REAL ESTATE INVESTMENT TRUSTS-MANUFACTURED HOMES (2.76%)
American Land Lease, Inc.                                                               5,600        108,360
                                                                                                  ----------

REAL ESTATE INVESTMENT TRUSTS-OFFICE PROPERTY (4.03)%
American Financial Realty Trust                                                           600          8,880
Equity Office Properties Trust                                                          2,100         52,857
HRPT Properties Trust                                                                  10,100         96,455
                                                                                                  ----------
                                                                                                     158,192
                                                                                                  ----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                        COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                       SHARES        VALUE
                                                                                       ------        -----
REAL ESTATE INVESTMENT TRUSTS-REGIONAL MALLS (2.41%)
General Growth Properties, Inc.                                                         3,500     $   94,885
                                                                                                  ----------

REAL ESTATE INVESTMENT TRUSTS-SHOPPING CENTERS (9.42%)
Acadia Realty Trust                                                                     4,800         60,288
Agree Realty Corp.                                                                      4,400        107,800
Saul Centers, Inc.                                                                      4,100        102,500
Weingarten Realty Investors                                                             3,450         99,739
                                                                                                  ----------
                                                                                                     370,327
                                                                                                  ----------

REAL ESTATE INVESTMENT TRUSTS-STORAGE (2.66%)
Public Storage, Inc.                                                                    2,500        104,475
                                                                                                  ----------

RETAIL (7.46%)
Home Depot, Inc.                                                                        3,300        116,127
Kingfisher Plc                                                                          5,700         57,263
Lowe's Cos., Inc.                                                                       2,300        119,738
                                                                                                  ----------
                                                                                                     293,128
                                                                                                  ----------

SAVINGS AND LOANS (2.23%)
Independence Community Bank Corp.                                                       2,400         87,432
                                                                                                  ----------

TOTAL COMMON STOCK (COST $2,263,214)                                                               2,076,771
                                                                                                  ----------

INVESTMENT COMPANIES (12.62%)
AEW Real Estate Income Fund                                                             4,000         63,200
AIM Select Real Estate Income Fund                                                      4,300         63,554
iShares Cohen & Steers Realty Majors Index Fund                                           900         90,594
iShares Dow Jones U.S. Real Estate Index Fund                                           1,600        148,960
Real Estate Income Fund, Inc.                                                           4,300         66,521
Scudder RREEF Real Estate Fund, Inc.                                                    3,700         63,048
                                                                                                  ----------
TOTAL INVESTMENT COMPANIES (COST $553,266)                                                           495,877
                                                                                                  ----------

                                                                                    PRINCIPAL
SHORT TERM INVESTMENTS (19.66%)                                                     ---------
Fifth Third Bank Repurchase Agreement, 0.40%, dated 04/30/04, due 05/03/04, repurchase price $497,397(collateralized by FNMB Pool #
313882, due 12/01/17, market value $512,301)                                          497,380        497,380
Fifth Third Institutional Government Money Market Fund, 0.79% **                      137,579        137,579
Fifth Third U.S. Treasury Money Market Fund, 0.84% **                                 137,578        137,578
                                                                                                  ----------
TOTAL SHORT TERM INVESTMENTS (COST $772,537)                                                         772,537
                                                                                                  ----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                        COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                       SHARES        VALUE
                                                                                       ------        -----
     TOTAL INVESTMENTS (Cost $3,589,017) (85.13%)                                                 $3,345,185
     OTHER ASSETS IN EXCESS OF LIABILITIES, NET (14.87%)                                             584,182
                                                                                                  ----------
     NET ASSETS (100%)                                                                            $3,929,367
                                                                                                  ==========

*  Non-income producing investment
** Rate shown represents the rate at April 30, 2004, is subject to change and resets daily.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     COMMONWEALTH                                   COMMONWEALTH
                                                                      AUSTRALIA/                                    REAL ESTATE
                                                                     NEW ZEALAND    COMMONWEALTH    COMMONWEALTH     SECURITIES
                                                                         FUND        JAPAN FUND     GLOBAL FUND         FUND
                                                                     ------------   ------------    ------------    ------------
ASSETS:
    Investments, at market (identified cost $22,961,157
    $6,373,315, $9,942,587 and $3,589,017, respectively)             $ 29,403,963   $  7,418,126    $ 11,554,080    $  3,345,185
    Foreign currency, at value (identified cost $1,849,290,
    $266,764, $0 and $0, respectively)                                  1,780,643        260,390              --              --
    Receivables:
         Dividends and interest                                           100,089         23,331          26,806           6,253
         Fund shares sold                                                 597,052        100,510         507,000         815,274
         Investments sold                                               3,860,499        610,850          21,000          18,560
    Prepaid expenses                                                       14,491          9,532          10,069           7,441
                                                                     ------------   ------------    ------------    ------------
                         Total assets                                  35,756,737      8,422,739      12,118,955       4,192,713
                                                                     ------------   ------------    ------------    ------------

LIABILITIES:
    Payables:
         Accrued 12b-1 fees                                                 8,547         10,891           3,081           1,673
         Due to advisor                                                    19,765          6,133           6,623           1,662
         Due to custodian                                               9,764,691             --              --              --
         Line of credit borrowing                                       1,854,729      3,145,271              --              --
         Fund shares redeemed                                             160,620         21,000          75,000              --
         Investments purchased                                                 --        253,610         364,813         257,504
         Accrued expenses                                                  27,553         18,082           8,155           2,507
         Covered call options written, at value (premiums
         received $0, $0 $25,614 and $0, respectively)                         --             --          19,050              --
                                                                     ------------   ------------    ------------    ------------
                         Total liabilities                             11,835,905      3,454,987         476,722         263,346
                                                                     ------------   ------------    ------------    ------------

NET ASSETS                                                           $ 23,920,832   $  4,967,752    $ 11,642,233    $  3,929,367
                                                                     ============   ============    ============    ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
         (1,662,756, 1,245,558, 920,467 and 432,629 shares
         of beneficial interest outstanding, respectively,
         par value .01, unlimited shares authorized)                 $      14.39   $       3.99    $      12.65    $       9.08
                                                                     ============   ============    ============    ============

SOURCE OF NET ASSETS:
         Paid-in capital                                               16,102,544      4,441,800       9,830,305       4,182,736
         Undistributed (accumulated) net investment income (loss)         230,829        (92,241)        (22,336)         (8,017)
         Accumulated net realized gain (loss) on investments and
                  foreign currency                                      1,198,166       (423,712)        216,207          (1,520)
         Net unrealized appreciation (depreciation) on investments
                  and foreign currency                                  6,389,293      1,041,905       1,618,057        (243,832)
                                                                     ------------   ------------    ------------    ------------

                                                                     $ 23,920,832   $  4,967,752    $ 11,642,233    $  3,929,367
                                                                     ============   ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                              COMMONWEALTH                                        COMMONWEALTH
                                                               AUSTRALIA/                                         REAL ESTATE
                                                              NEW ZEALAND      COMMONWEALTH     COMMONWEALTH       SECURITIES
                                                                  FUND          JAPAN FUND      GLOBAL FUND           FUND
                                                             --------------   --------------   --------------    --------------
                                                             FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD    FOR THE PERIOD
                                                                 ENDED            ENDED            ENDED             ENDED
                                                             APRIL 30, 2004   APRIL 30, 2004   APRIL 30, 2004    APRIL 30, 2004*
                                                             --------------   --------------   --------------    --------------
INVESTMENT INCOME:
    Interest (net of foreign taxes withheld of $25,372,
    $0, $0 and $0, respectively)                               $   305,182      $     3,901      $     5,865      $     1,781
    Dividends (net of foreign taxes withheld of $119,098,
    $3,024, $0, and $0, respectively)                              569,025           34,842          100,680           21,265
                                                               -----------      -----------      -----------      -----------
          Total investment income                                  874,207           38,743          106,545           23,046
                                                               -----------      -----------      -----------      -----------

EXPENSES:
    Management fees                                                145,737           30,656           36,862            5,565
    Administration fees                                             35,403           35,403           29,835           15,964
    Custodian fees                                                  17,660            3,606            1,565              562
    Distribution fees                                               48,579           10,219           12,301            1,855
    Insurance                                                       20,936            5,960            5,395            2,264
    Trustee fees and expenses                                        7,160            7,160            7,160               --
    Audit fees                                                      12,143            2,564            3,455              427
    Legal fees                                                      37,812            8,951            9,927            1,302
    Registration fees                                               12,268            8,652           14,371                4
    Pricing fees                                                     6,472            5,203            2,292              420
    Reports to shareholders                                          6,011            2,701              912              454
    Interest expense                                                 5,711            3,493                5               --
    Miscellaneous expense                                           12,384            6,416            4,801            2,246
                                                               -----------      -----------      -----------      -----------
          Total expenses                                           368,276          130,984          128,881           31,063
                                                               -----------      -----------      -----------      -----------

    Net investment income (loss)                                   505,931          (92,241)         (22,336)          (8,017)
                                                               -----------      -----------      -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) on:
          Investments                                              797,658          515,626          259,554           (1,520)
          Option contracts written                                      --           14,603           23,931               --
          Foreign currency transactions                            255,562           17,783               --               --
    Net change in unrealized appreciation (depreciation) on:
          Investments                                              946,747          128,564          280,517         (243,832)
          Foreign currency transactions                            (62,434)          (1,239)              --               --
                                                               -----------      -----------      -----------      -----------
    Net gain (loss) on investments and foreign currency          1,937,533          675,337          564,002         (245,352)
                                                               -----------      -----------      -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $ 2,443,464      $   583,096      $   541,666      $  (253,369)
                                                               ===========      ===========      ===========      ===========

* The Commonwealth Real Estate Securities Fund commenced operations on January 5, 2004.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    COMMONWEALTH AUSTRALIA/ NEW ZEALAND FUND
                                                                    ----------------------------------------
                                                                       FOR THE PERIOD      FOR THE YEAR
                                                                           ENDED              ENDED
                                                                       APRIL 30, 2004    OCTOBER 31, 2003
                                                                       --------------    ----------------
                                                                         (UNAUDITED)
OPERATIONS:
     Net investment income                                              $    505,931      $    379,265
     Net realized gain on:
         Investments                                                         797,658         1,068,339
         Foreign currency transactions                                       255,562           161,853
     Net unrealized appreciation during the
         period on investments and foreign currency                          884,313         5,228,839
                                                                        ------------      ------------
Net increase in net assets resulting from operations                       2,443,464         6,838,296
                                                                        ------------      ------------

Distributions to shareholders from:
     Net investment income                                                  (654,367)               --
     Net realized gain                                                      (674,789)               --
                                                                        ------------      ------------
Total Distributions                                                       (1,329,156)               --
                                                                        ------------      ------------

CAPITAL SHARE TRANSACTIONS:
     Increase (decrease) in net assets from Fund share transactions      (10,229,228)       19,333,561
                                                                        ------------      ------------

Increase (decrease) in net assets                                         (9,114,920)       26,171,857

NET ASSETS:
     Beginning of year                                                    33,035,752         6,863,895
                                                                        ------------      ------------
     End of year                                                        $ 23,920,832      $ 33,035,752
                                                                        ============      ============

                                                                             COMMONWEALTH JAPAN FUND
                                                                       ----------------------------------
                                                                       FOR THE PERIOD      FOR THE YEAR
                                                                           ENDED              ENDED
                                                                       APRIL 30, 2004    OCTOBER 31, 2003
                                                                       --------------    ----------------
                                                                         (UNAUDITED)
OPERATIONS:
     Net investment loss                                                $    (92,241)     $   (198,972)
     Net realized gain (loss) on:
         Investments                                                         530,229           (41,272)
         Foreign currency transactions                                        17,783             3,196
     Net unrealized appreciation during the
         period on investments and foreign currency                          127,325         1,452,925
                                                                        ------------      ------------
Net increase in net assets resulting from operations                         583,096         1,215,877
                                                                        ------------      ------------

CAPITAL SHARE TRANSACTIONS:
     Increase (decrease) in net assets from Fund share transactions       (2,694,161)        2,252,328
                                                                        ------------      ------------

Increase (decrease) in net assets                                         (2,111,065)        3,468,205

NET ASSETS:
     Beginning of year                                                     7,078,817         3,610,612
                                                                        ------------      ------------
     End of year                                                        $  4,967,752      $  7,078,817
                                                                        ============      ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                COMMONWEALTH GLOBAL FUND
                                                           ----------------------------------
                                                           FOR THE PERIOD      FOR THE YEAR
                                                               ENDED              ENDED
                                                           APRIL 30, 2004    OCTOBER 31, 2003
                                                           --------------    ----------------
                                                            (UNAUDITED)
OPERATIONS:
     Net investment loss                                     $    (22,336)     $   (111,613)
     Net realized gain (loss) on:
         Investments                                              283,485           (67,278)
         Foreign currency transactions                                 --                --
     Net unrealized appreciation during the
         period on investments and foreign currency               280,517         1,337,540
                                                             ------------      ------------
Net increase in net assets resulting from operations              541,666         1,158,649
                                                             ------------      ------------

CAPITAL SHARE TRANSACTIONS:
     Increase in net assets from Fund share transactions        1,682,706         8,259,212
                                                             ------------      ------------

Increase in net assets                                          2,224,372         9,417,861

NET ASSETS:
     Beginning of year                                          9,417,861                --
                                                             ------------      ------------
     End of year                                             $ 11,642,233      $  9,417,861
                                                             ============      ============

                                               COMMONWEALTH REAL ESTATE SECURITIES FUND
                                               ----------------------------------------
                                                            FOR THE PERIOD
                                                                 ENDED
                                                           APRIL 30, 2004**
                                                           ----------------
                                                              (UNAUDITED)
OPERATIONS:
     Net investment loss                                     $    (8,017)
     Net realized loss on:
         Investments                                              (1,520)
         Foreign currency transactions                                --
     Net unrealized depreciation during the
         period on investments and foreign currency             (243,832)
                                                             -----------
Net decrease in net assets resulting from operations            (253,369)
                                                             -----------

CAPITAL SHARE TRANSACTIONS:
     Increase in net assets from Fund share transactions       4,182,736
                                                             -----------

Increase in net assets                                         3,929,367

NET ASSETS:
     Beginning of year                                                --
                                                             -----------
     End of year                                             $ 3,929,367
                                                             ===========

* The Commonwealth Global Fund commenced operations on December 3, 2002. ** The Commonwealth Real Estate Securities Fund commenced operations on
   January 5, 2004.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF CASH FLOWS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                              COMMONWEALTH
                                                                          AUSTRALIA/NEW ZEALAND     COMMONWEALTH
                                                                                   FUND              JAPAN FUND
                                                                          ---------------------    --------------
                                                                              FOR THE PERIOD       FOR THE PERIOD
                                                                                  ENDED                ENDED
                                                                              APRIL 30, 2004       APRIL 30, 2004
                                                                          ---------------------    --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net increase in net assets resulting from operations                    $   2,443,464         $     583,096
     Adjustments to reconcile net increases in net assets from
       operations to net cash used in operating activities:
         Purchase of investment securities                                      (9,310,785)           (3,275,886)
         Purchase of foreign currency                                           (9,457,168)           (1,932,627)
         Proceeds from sales of investment securities                           10,364,722             2,923,191
         Proceeds from sales of foreign currency                                 8,408,015             1,683,955
         Proceeds from sales of short-term investments, net                      4,267,926               239,527
         Proceeds from return of capital dividends                                   4,531                    --
         Accretion of premium on debt securities, net                               30,530                    --
         Net unrealized appreciation during the period on investments
             and foreign currency                                                 (884,313)             (127,325)
         Net realized gain during the period on investments and
             foreign currency                                                   (1,053,220)             (548,012)
         (Increase) decrease in:
             Dividends and interest receivable                                       4,103                (9,273)
             Prepaid expenses                                                       23,010                 6,214
             Receivable for investments sold                                    (3,560,597)             (500,693)
             Receivable for fund shares sold                                      (194,738)              334,490
         Increase (decrease) in:
             Accrued 12b-1 fees                                                     (4,707)                5,218
             Due to advisor                                                          1,231                 1,306
             Payable for investments purchased                                  (1,251,727)              257,784
             Payable for fund shares redeemed                                      133,948               (92,940)
             Accrued expenses                                                      (25,261)                1,175

                                                                             -------------         -------------
     Net cash provided from operating activities                                   (61,036)             (450,800)
                                                                             -------------         -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Increase in loan payable                                                    1,854,729             3,145,271
     Proceeds from custodian overdraft                                           9,764,691                    --
     Proceeds from fund shares sold                                            251,646,772           125,451,601
     Payment for fund shares redeemed                                         (262,977,778)         (128,146,072)
     Cash distributions paid                                                      (227,378)                   --
                                                                             -------------         -------------
     Net cash provided by financing activities                                      61,036               450,800
                                                                             -------------         -------------

     Net increase (decrease) in cash                                                    --                    --
                                                                             -------------         -------------

CASH:
     Beginning balance                                                                  --                    --
                                                                             -------------         -------------

     Ending balance                                                          $          --         $          --
                                                                             =============         =============

Supplemental disclosure of cash flow information:

    Non-cash financing activities not included herein consist of reinvestment of dividend distributions of $1,101,778 and $0 for the Commonwealth
        Australia/New Zealand and Commonwealth Japan Funds, respectively.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year or period indicated.

                                                                         COMMONWEALTH AUSTRALIA/ NEW ZEALAND FUND
                                                      ----------------------------------------------------------------------------
                                                      FOR THE PERIOD
                                                           ENDED
                                                       APRIL 30,2004                       YEARS ENDED OCTOBER 31,
                                                      ----------------------------------------------------------------------------
                                                        (UNAUDITED)         2003        2002        2001        2000        1999
                                                        ----------        --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    14.44        $  10.39    $   8.53    $   7.19    $   9.27    $   7.73
                                                        ----------        --------    --------    --------    --------    --------

INVESTMENT OPERATIONS:
     Net investment income (loss)                             0.18            0.17       (0.05)         --        0.03        0.13
     Net realized and unrealized gain (loss) on
        investments                                           0.19            3.88        1.91        1.34       (2.05)       1.44
                                                        ----------        --------    --------    --------    --------    --------
          Total from investment operations                    0.37            4.05        1.86        1.34       (2.02)       1.57
                                                        ----------        --------    --------    --------    --------    --------

DISTRIBUTIONS FROM:
     Net investment income                                   (0.21)             --          --          --       (0.06)      (0.03)
     Net realized capital gains                              (0.21)             --          --          --          --          --
                                                        ----------        --------    --------    --------    --------    --------
                                                             (0.42)             --          --          --       (0.06)      (0.03)

NET ASSET VALUE, END OF PERIOD                          $    14.39        $  14.44    $  10.39    $   8.53    $   7.19    $   9.30
                                                        ==========        ========    ========    ========    ========    ========

TOTAL RETURN                                                 2.46%(2)       38.98%      21.81%      18.64%    (21.98)%      20.38%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)               $   23,921        $ 33,036    $  6,864    $  4,534    $  3,485    $  4,349
     Ratio of expenses to average net assets
        before reimbursements and waivers of expenses        1.90%(1)        2.53%       5.63%       5.74%       4.75%       4.14%
        after reimbursements and waivers of expenses         1.90%(1)        2.53%       5.63%       5.74%       4.75%       4.14%
     Ratio of net investment income (loss)
        before reimbursements and waivers of expenses        2.61%(1)        1.87%     (0.56)%     (0.18)%       0.39%       1.42%
        after reimbursements and waivers of expenses         2.61%(1)        1.87%     (0.56)%     (0.18)%       0.39%       1.42%
     Portfolio turnover rate                                   30%             78%         28%         28%         15%          8%

(1) Annualized
(2) Aggregate total return, not annualized

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year or period indicated.

                                                                                COMMONWEALTH JAPAN FUND
                                                     ----------------------------------------------------------------------------
                                                     FOR THE PERIOD
                                                         ENDED
                                                      APRIL 30,2004                       YEARS ENDED OCTOBER 31,
                                                     ----------------------------------------------------------------------------
                                                       (UNAUDITED)         2003        2002        2001        2000        1999
                                                        ---------        -------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    3.98        $  3.37     $  4.12     $  5.64     $  6.88     $  4.55
                                                        ---------        -------     -------     -------     -------     -------

INVESTMENT OPERATIONS:
     Net investment loss                                    (0.07)         (0.11)      (0.20)         --       (0.14)      (0.21)
     Net realized and unrealized gain (loss) on
        investments                                          0.08           0.72       (0.55)      (1.52)      (1.10)       2.54
                                                        ---------        -------     -------     -------     -------     -------
          Total from investment operations                   0.01           0.61       (0.75)      (1.52)      (1.24)       2.33
                                                        ---------        -------     -------     -------     -------     -------

DISTRIBUTIONS FROM:
     Net investment income                                     --             --          --          --          --          --
                                                        ---------        -------     -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                          $    3.99        $  3.98     $  3.37     $  4.12     $  5.64     $  6.88
                                                        =========        =======     =======     =======     =======     =======

TOTAL RETURN                                                0.25%(2)      18.10%     (18.20)%    (26.95)%    (18.02)%     51.21%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)               $   4,968        $ 7,079     $ 3,611     $ 3,408     $ 6,282     $ 5,305
     Ratio of expenses to average net assets
        before reimbursements and waivers of expenses       3.21%(1)       4.78%       6.94%       5.57%       3.84%       4.61%
        after reimbursements and waivers of expenses        3.21%(1)       4.78%       6.94%       5.57%       3.84%       4.61%
     Ratio of net investment loss
        before reimbursements and waivers of expenses     (2.26)%(1)     (3.89)%     (6.03)%     (3.97)%     (3.08)%     (3.94)%
        after reimbursements and waivers of expenses      (2.26)%(1)     (3.89)%     (6.03)%     (3.97)%     (3.08)%     (3.94)%
     Portfolio turnover rate                                  40%            28%          5%         51%         14%         17%

(1) Annualized
(2) Aggregate total return, not annualized

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year or period indicated.

                                                                   COMMONWEALTH GLOBAL FUND
                                                             -----------------------------------
                                                             FOR THE PERIOD     FOR THE PERIOD
                                                                  ENDED              ENDED
                                                              APRIL 30,2004     OCTOBER 31,2003*
                                                            --------------     ----------------
                                                               (UNAUDITED)
                                                               ----------          ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    11.99          $    10.00
                                                               ----------          ----------

INVESTMENT OPERATIONS:
     Net investment loss                                            (0.02)              (0.14)
     Net realized and unrealized gain on
        investments                                                  0.68                2.13
                                                               ----------          ----------
          Total from investment operations                           0.66                1.99
                                                               ----------          ----------

DISTRIBUTIONS FROM:
     Net investment income                                             --                  --
                                                               ----------          ----------

NET ASSET VALUE, END OF PERIOD                                 $    12.65          $    11.99
                                                               ==========          ==========

TOTAL RETURN                                                        5.50%(2)           19.90%(2)

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)                      $   11,642          $    9,418
     Ratio of expenses to average net assets
          before reimbursements and waivers of expenses             2.41%(1)            4.62%(1)
          after reimbursements and waivers of expenses              2.41%(1)            4.62%(1)
     Ratio of net investment loss
          before reimbursements and waivers of expenses           (0.42)%(1)          (2.96)%(1)
          after reimbursements and waivers of expenses            (0.42)%(1)          (2.96)%(1)
     Portfolio turnover rate                                          22%                 11%

 *   The Commonwealth Global Fund commenced operations on December 3, 2002.
(1)  Annualized
(2)  Aggregate total return, not annualized

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year or period indicated.

                                               COMMONWEALTH REAL ESTATE SECURITIES FUND
                                               ----------------------------------------
                                                           FOR THE PERIOD
                                                                ENDED
                                                           APRIL 30,2004**
                                                          ----------------
                                                            (UNAUDITED)
                                                             ---------
NET ASSET VALUE, BEGINNING OF PERIOD                         $   10.00
                                                             ---------

INVESTMENT OPERATIONS:
     Net investment loss                                         (0.02)
     Net realized and unrealized loss on
        investments                                              (0.90)
                                                             ---------
          Total from investment operations                       (0.92)
                                                             ---------

DISTRIBUTIONS FROM:
     Net investment income                                          --
                                                             ---------

NET ASSET VALUE, END OF PERIOD                               $    9.08
                                                             =========

TOTAL RETURN                                                   (9.20)%(2)

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)                    $   3,929
     Ratio of expenses to average net assets
        before reimbursements and waivers of expenses            4.14%(1)
        after reimbursements and waivers of expenses             4.14%(1)
     Ratio of net investment loss
        before reimbursements and waivers of expenses          (1.07)%(1)
        after reimbursements and waivers of expenses           (1.07)%(1)
     Portfolio turnover rate                                        1%

** The Commonwealth Real Estate Securities Fund commenced operations on January 5, 2004.
(1)  Annualized
(2)  Aggregate total return, not annualized

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      Commonwealth International Series Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Trust currently consists of four diversified series: the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund (each a "Fund" and collectively the "Funds"). The Real Estate Securities Fund became effective with the SEC on November 21, 2003 and commenced operations on January 5, 2004.

NOTE 2 - INVESTMENT OBJECTIVES

      The Australia/New Zealand Fund's investment objective is to seek long-term capital appreciation and current income by investing in equity securities, debt securities, and securities convertible into common stock of Australia and New Zealand issuers.

      The Japan Fund's investment objective is to seek long-term capital appreciation and income by investing in equity securities, including common and preferred stock, securities convertible into common stock, and debt securities of Japanese issuers.

      The Global Fund's investment objective is to seek long-term capital appreciation and current income by investing in U.S. and foreign equity securities, debt securities and securities convertible into common stock with a general focus on established companies in countries with developed economies.

      The Real Estate Securities Fund's investment objective is to seek long-term capital appreciation and current income by investing in common stock and other equity securities, including preferred stock and securities convertible into common stock, and debt securities of real estate industry companies.

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A) VALUATION OF SECURITIES - Portfolio securities, which are traded on securities exchanges, are valued at the last sales price on that exchange prior to the relevant closing or, if there is no recent last sales price available, at the last current bid quotation. A security, which is listed or traded on more than one exchange, is valued at the quotation on the exchange determined to be the primary market for such security. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Fixed income securities are valued using market quotations or pricing services. Money Market securities are stated at amortized cost, which in the opinion of the Board of Trustees reflects fair value. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees. For the period from November 1, 2003 through April 30, 2004, there were no securities valued at fair value as determined by the Board of Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Funds' net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since it is the policy of the Funds to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, to relieve it from all, or substantially all, such taxes.

      Dividends or interest on foreign securities may be subject to the withholding of the country of domicile's income tax by tax treaty provisions or otherwise. Generally there are no foreign taxes applicable to the Funds' capital gains realized on foreign securities in their country of domicile.

COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

E) DISTRIBUTIONS TO SHAREHOLDERS - The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions and capital loss carryovers.

F) OPTION ACCOUNTING PRINCIPLES - When the Funds sell an option, an amount equal to the premium received by the Funds is recorded as a liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price and options not traded that day are valued at the prevailing quoted bid price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Funds realize a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

G) FORWARD CURRENCY CONTRACTS - Forward currency transactions are undertaken to hedge against possible variations in the foreign exchange rates between the United States Dollar and foreign currency. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counter parties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

H) REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Funds' policy that their custodian bank take possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines realization of the collateral by the Funds may be delayed or limited.

I) USE OF ESTIMATES - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 4 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Funds retain FCA Corp, ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average daily net assets at the annual rate of 0.75%. During the period ended April 30, 2004, FCA received fees of $145,737, $30,656, $36,862 and $5,565 from the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund, respectively. Officers of the Trust are also officers of FCA.

      The Trust, on behalf of its series, has contracted with InCap Service Company ("ISC") to perform specified administrative, accounting, and transfer agent services for the Funds. For its services, ISC receives a monthly fee based on the average daily net assets at the annual rate of 0.20% for the first $25 million in assets, 0.15% on the next $25 million, 0.10% on the next $50 million, 0.075% on the next $300 million and 0.03% on assets exceeding $400 million. The Funds are subject to minimum fees of $5,917 per month for the Australia/New Zealand Fund and the Japan Fund and $5,000 per month for the Global Fund and the Real Estate Securities Fund. ISC is currently earning the minimum fees. During the period ended April 30, 2004, ISC received fees of $35,403, $35,403, $29,835, and $15,964 from the Australia/ New Zealand Fund, the Japan Fund, the Global Fund, and the Real Estate Securities Fund, respectively. Officers of the Trust are also employees of ISC.

      InCap Securities, Inc. (the "Distributor"), an affiliate of the Transfer Agent, serves as Distributor of the Funds' shares. For its services, the Distributor receives a monthly fee of $1,667. The fees are allocated to the Funds based on their respective percentage of the Trusts' collective average net assets for each month. These fees are paid from accruals made with respect to the Service and Distribution Plan pursuant to Rule 12b-1. For the period ended April 30, 2004, the Distributor received fees of $10,000. Officers of the Distributor are also officers of ISC.

      The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse the Distributor for costs and expenses incurred with the distribution and marketing of shares of the Funds and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays the Distributor an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, the Distributor may reallocate to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. For the period ended April 30, 2004, the Australia/ New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund incurred $48,579, $10,219, $12,301, and $1,855, respectively. Certain officers and trustees of the Funds, who are also officers and directors of the Adviser, the Administrator, or Distributor, received no compensation from the Funds. For the period ended April 30, 2004, trustees of the Funds who are not "interested persons" received trustees' fees of $21,807.

COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

      The Global Fund invests a portion of its assets in both the Australia/New Zealand and Japan Funds. When computing both the Advisory fee and the 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested in the Australia/ New Zealand Fund and the Japan Fund.

NOTE 5 - CAPITAL STOCK

      At April 30, 2004 there were shares outstanding of 1,662,756, 1,245,558, 920,467, and 432,629 for the Australia/New Zealand Fund, the Japan Fund, the Global Fund, and the Real Estate Securities Fund, respectively. Transactions in capital stock were as follows:

                                           COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
                              -------------------------------------------------------------------
                                       PERIOD ENDED                         YEAR ENDED
                                      APRIL 30, 2004                     OCTOBER 31, 2003
                              -------------------------------     -------------------------------
                                  SHARES           DOLLARS           SHARES            DOLLARS
                              -------------     -------------     -------------     -------------
Shares sold                      16,679,636     $ 251,646,772        21,722,143     $ 273,840,292
Shares reinvested                    74,344         1,101,778                --                --
Shares redeemed                 (17,379,687)     (262,977,778)      (20,094,363)     (254,506,731)
                              -------------     -------------     -------------     -------------
   Net Increase (Decrease)         (625,707)    $ (10,229,228)        1,627,780     $  19,333,561
                              =============     =============     =============     =============


                                                    COMMONWEALTH JAPAN FUND
                              -------------------------------------------------------------------
                                       PERIOD ENDED                         YEAR ENDED
                                      APRIL 30, 2004                     OCTOBER 31, 2003
                              -------------------------------     -------------------------------
                                  SHARES           DOLLARS           SHARES            DOLLARS
                              -------------     -------------     -------------     -------------
Shares sold                      31,644,023     $ 125,451,911        40,234,402     $ 141,049,183
Shares redeemed                 (32,178,248)     (128,146,072)      (39,524,827)     (138,796,855)
                              -------------     -------------     -------------     -------------
   Net Increase (Decrease)         (534,225)    $  (2,694,161)          709,575     $   2,252,328
                              =============     =============     =============     =============


                                                  COMMONWEALTH GLOBAL FUND
                              -------------------------------------------------------------------
                                       PERIOD ENDED                        PERIOD ENDED
                                      APRIL 30, 2004                     OCTOBER 31, 2003
                              -------------------------------     -------------------------------
                                  SHARES           DOLLARS           SHARES            DOLLARS
                              -------------     -------------     -------------     -------------
Shares sold                         737,957     $   9,543,004           936,629     $   9,898,108
Shares redeemed                    (603,103)       (7,860,298)         (151,016)       (1,638,896)
                              -------------     -------------     -------------     -------------
   Net Increase                     134,854     $   1,682,706           785,613     $   8,259,212
                              =============     =============     =============     =============


                          COMMONWEALTH REAL ESTATE
                               SECURITIES FUND
                       -----------------------------
                               PERIOD ENDED
                              APRIL 30, 2004
                       ----------------------------
                         SHARES            DOLLARS
                       ----------        ----------
Shares sold               432,629        $4,182,736
Shares redeemed                --                --
                       ----------        ----------
   Net Increase           432,629        $4,182,736
                       ==========        ==========

COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 6 - PURCHASES AND SALES OF SECURITIES

      Purchases and sales of investment securities (excluding short-term securities) by the Funds for the period from November 1, 2003 to April, 30, 2004 for the Australia/New Zealand Fund, the Japan Fund, and the Global Fund, and for the period from January 5, 2004 to April 30, 2004 for the Real Estate Securities Fund were as follows:

                                                 PURCHASES              SALES
                                                -----------          -----------
Australia/New Zealand Fund                      $ 9,310,785          $10,364,722
Japan Fund                                        3,275,886            2,923,191
Global Fund                                       3,181,100            2,228,026
Real Estate Trust Fund                            2,836,560               18,560

NOTE 7 - OPTIONS WRITTEN BY THE JAPAN FUND AND THE GLOBAL FUND

      A call option gives the holder the right to buy the underlying stock from the writer (the Funds) at a specified price within a fixed period of time. Therefore, the securities held by the Funds against which options are written may not be traded and are held in escrow by the custodian.

The following table sets forth the outstanding call options written by Global Fund as of April 30, 2004.

                                                              COMMONWEALTH GLOBAL FUND
                                                              ------------------------
     CALL OPTIONS ON
     ---------------                                                                       UNREALIZED
                                                                PREMIUM        MARKET     APPRECIATION/
                                                                RECEIVED       VALUE      (DEPRECIATION)
                                                                --------      --------    --------------
2,000 shs Biovail Corp. @ 17.50 exp
October  16, 2004                                               $  4,535      $  7,000      $ (2,465)
5,000 shs Sandisk Corp. @ 32.50 exp
January 22, 2005                                                  18,344         9,250         9,094
2,000 shs Vodafone Plc. ADR @ 25 exp
October  16, 2004                                                  2,735         2,800           (65)
                                                                --------      --------      --------
                                                     Total      $ 25,614      $ 19,050      $  6,564
                                                                ========      ========      ========

      The aggregate market value at April 30, 2004 of securities subject to call options is $202,630 or approximately 1.74% of net assets for the Global Fund. Written option activity for the period ended April 30, 2004 was as follows:

                             COMMONWEALTH JAPAN FUND
                             -----------------------
                                                          NUMBER OF    AMOUNT OF
                                                           OPTIONS       PREMIUM
                                                          ---------    ---------
Options outstanding at October 31, 2003                       127      $ 14,603
Options written                                                --            --
Options expired                                              (127)      (14,603)
Options covered                                                --            --
                                                             ----       -------
Options outstanding at April 30, 2004                          --            --
                                                             ====       =======

COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                            COMMONWEALTH GLOBAL FUND
                            ------------------------

                                                       NUMBER OF       AMOUNT OF
                                                        OPTIONS          PREMIUM
                                                        -------          -------
Options outstanding at October 31, 2003                    178          $ 38,264
Options written                                            105           26,839
Options expired                                           (146)         (31,830)
Options covered                                            (47)          (7,659)
                                                          ----          -------
Options outstanding at April 30, 2004                       90         $ 25,614
                                                          ====          =======

NOTE 8 - TAX MATTERS

      As of October 31, 2003, the components of distributable earnings on a tax basis for the Funds were as follows:

                                                UNDISTRIBUTED                                      DISTRIBUTABLE
                                                 LONG-TERM                       UNREALIZED           EARNINGS/
                              UNDISTRIBUTED    CAPITAL GAINS/   CAPITAL LOSS    APPRECIATION/       (ACCUMULATED
                             ORDINARY INCOME     (LOSSES)       CARRYFORWARDS  (DEPRECIATION)          LOSSES)
                             ---------------   --------------  --------------   ------------        -----------
Australia/New Zealand Fund      $ 1,215,907      $      --      $        --       $ 5,488,073      $ 6,703,980
Japan Fund                               --             --         (971,724)          914,580          (57,144)
Global Fund                              --             --          (67,278)        1,337,540        1,270,262

      The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. The difference between book basis undistributed net investment income and tax basis undistributed ordinary income and between book basis accumulated net realized gain on investments and tax basis undistributed short term capital gains is attributable primarily to differing book/tax treatment of foreign currency gains.

      As of October 31, 2003, the Funds had capital loss carryforwards and loss deferrals available for federal income tax purposes as follows:

                                               CAPITAL LOSS CARRYFORWARDS EXPIRING
                                                            OCTOBER 31,                             DEFERRED FOR
                                   2005          2006          2009          2011         TOTAL     TAX PURPOSES
                                  -------       -------       -------       ------       -------       ------
Australia/New Zealand Fund       $     --      $     --      $     --      $    --      $     --      $16,907
Japan Fund                        420,940       244,983       261,843       43,958       971,724           --
Global Fund                            --            --            --       67,278        67,278           --
Real Estate Securities Fund            --            --            --           --            --           --

      The losses deferred for tax purposes consist of losses deferred on wash sales.

      For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation/(depreciation) of investments at April 30, 2004 for each fund:

                                                   GROSS            GROSS       NET APPRECIATION/
                                   COST          APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                 -----------      ----------      ---------       -----------
Australia/New Zealand Fund       $22,961,157      $6,620,997      $(178,191)      $ 6,442,806
Japan Fund                         6,373,315       1,256,006       (211,195)        1,044,811
Global Fund                        9,946,739       1,821,399       (214,058)        1,607,341
Real Estate Securities Fund        3,590,537           1,694       (247,046)         (245,352)

COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

      The tax character of distributions paid for the period ended April 30, 2004 and for the year ended October 31, 2003 were as follows:

                                                  APRIL 30, 2004
                                                  --------------
                                                     LONG TERM           TOTAL
                                  ORDINARY INCOME   CAPITAL GAINS  DISTRIBUTIONS PAID
                                  ---------------   -------------  ------------------
Australia/New Zealand Fund           $1,329,156       $     --         $1,329,156

      There were no distributions paid for the Japan Fund, the Global Fund or the Real Estate Securities Fund during the period ended April 30, 2004.

      There were no distributions paid for the Australia/New Zealand Fund, the Japan Fund, the Global Fund or the Real Estate Securities Fund during the year ended October 31, 2003.

NOTE 9 - REVOLVING CREDIT AGREEMENT

      The Trust has entered into a Revolving Credit Agreement with Fifth Third Bank (the "Bank"). Pursuant to the terms of the Agreement, the Bank extends to the Trust, a line of credit facility under which the Bank may make loans to the Trust on behalf of the Funds from time to time in an amount up to $5,000,000 as a temporary measure for extraordinary or emergency purposes based on instructions received from any authorized representative of the Trust. The Trust shall not at any time incur borrowings with respect to the Funds such that the aggregate loans then outstanding under this line of credit facility would exceed $5,000,000. Any principal balance outstanding shall bear interest at the Federal Funds Rate of the Bank in effect at that time. As of April 30, 2004, the Australia/New Zealand Fund and the Japan Fund had $1,854,729 and $3,145,271 of outstanding loans, respectively, with an interest rate of 1.03% and a due date of May 3, 2004. There were no loans outstanding for the Global Fund or the Real Estate Securities Fund as of April 30, 2004. The average amount of borrowings and the average interest rate on those borrowings by the Trust during the period ended April 30, 2004 were as follows:

                                             AVERAGE           AVERAGE
                                            PRINCIPAL       INTEREST RATE
                                            ----------      -------------
Australia/New Zealand Fund                  $1,135,900         1.00%
Japan Fund                                     706,941         1.00%
Global Fund                                      1,081         1.00%

      There were no loans made to the Real Estate Securities Fund during the period ended April 30, 2004.

      At April 30, 2004, in addition to the loan outstanding under the line of credit facility, an overdraft with the Bank existed for the Australia/New Zealand Fund in the amount of $9,764,691 due to net redemptions totaling in excess of $9.8 million for the period from April 26, 2004 to April 30, 2004. As a result of the overdraft, the Fund will incur interest, at a rate equal to the Federal Funds Rate of the Bank in effect at that time plus three percent, each day until the overdraft is satisfied. The interest rate in effect at April 30, 2004 was 4.03%.

ITEM 2.   CODE OF ETHICS.

          Not applicable


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable


ITEM 6.   SCHEDULE OF INVESTMENT

          Not applicable


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable Fund is an open-end management investment company


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable


ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

          None


ITEM 10.  CONTROLS AND PROCEDURES.

          (a)The registrant's principal executive office and principal financial officer has concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

          (b)There were so significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 11.  EXHIBITS

          (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

          (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Commonwealth International Series Trust

By Robert W. Scharar, President         /s/ Robert W. Scharar
                                        ------------------------


Date  June 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the Following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Robert W. Scharar, President         /s/ Robert W. Scharar
                                        ------------------------


Date  June 23, 2004

By Larry E. Beaver, Jr., Treasurer      /s/ Larry E. Beaver, Jr.
                                        ------------------------


Date  June 23, 2004